UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 16, 2007

RENEGY HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33712	20-8987239

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)
301 West Warner Road, Suite 132
Tempe, AZ 85284
(Address of principal executive offices, including zip code)
(480) 556-5555
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     Renegy Holdings, Inc. (“Renegy” or the “Registrant”) is furnishing the information in this Report on Form 8-K pursuant to Regulation FD in connection with the disclosure of information in the form of a slide show presentation to be given at the Ardour Capital/Baker & McKenzie Fifth Annual Energy Technology Conference on October 18, 2007.
     This Report shall not be deemed an admission as to the materiality of any information in the slide show presentation. The Registrant does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in the Registrant’s expectations or any change in the events, conditions or circumstances on which any forward-looking statement is based.
     The slide show presentation included with this Report is available on the Registrant’s website located at www.renegy.com. The Registrant reserves the right to discontinue that availability at any time.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Presentation to the Ardour Capital/Baker & McKenzie Fifth Annual Energy Technology Conference on October 18, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENEGY HOLDINGS, INC.
By:	/s/ Robert W. Zack
Robert W. Zack
Executive Vice President and Chief Financial Officer

Date: October 16, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation to the Ardour Capital/Baker & McKenzie Fifth Annual Energy Technology Conference on October 18, 2007

4